Financial Liabilities Arising from Unvested Restricted Shares	12 Months Ended
Dec. 31, 2023
Disclosure of financial liabilities [abstract]
Financial Liabilities Arising from Unvested Restricted Shares
23.
FINANCIAL LIABILITIES ARISING FROM UNVESTED RESTRICTED SHARES

	As of December 31,
	2022	2023
Payables in respect of unvested restricted shares attributable to:
Dr. Yu (the chief executive of the Company)	$68	$—

The amounts represented the repurchase option held by the Company in relation to (i) the unvested restricted shares granted to directors and an employee of the Company; and (ii) the unvested restricted shares issued to a director of the Company who was the share option holder and had elected to early exercise the share options during the vesting period. Details of the restricted share award and share options are set out in Note 26.